SECURITIES  PURCHASE  AGREEMENT,  dated  as of March  8,  2007  (this
      "Agreement"), among EURONET WORLDWIDE, INC., a Delaware corporation (the "Company"), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a "Purchaser" and collectively, the "Purchasers").
      ---------------------------------------------------------------------

                                  INTRODUCTION
                                  ------------

           The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

           The Purchasers desire to purchase and the Company desires to sell, upon the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $.02 per share (the "Common Stock").

           The capitalized terms used herein and not otherwise defined have the meanings given them in Article VII.

           In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

                                   ARTICLE I
                           PURCHASE AND SALE OF SHARES
                           ---------------------------

          Section 1.1 Purchase and Sale of Shares. At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock (the "Shares") set forth opposite such Purchaser's name on Exhibit A hereto. The purchase price for each Share shall be $25.00 (the "Purchase Price"), which represents a discount of approximately 7.7% to the closing bid price of the Common Stock as reported on NASDAQ (symbol "EEFT") as the 4:00 p.m. EST closing bid price on March 7, 2007.

          Section 1.2 Payment. At the Closing, each Purchaser will pay the aggregate Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing. At or promptly following the Closing, the Company will instruct its transfer agent to deliver stock certificates to the Purchasers representing the Shares against delivery of the aggregate Purchase Price on the Closing Date.

          Section 1.3 Closing Date. The closing of the transaction contemplated by this Agreement will take place on or about March 12, 2007 (the "Closing Date") and the closing (the "Closing") will be held at the offices of Stinson Morrison Hecker LLP, 1201 Walnut, Suite 2900, Kansas City, Missouri 64106, or at such other time and place as shall be agreed upon by the Company and the Purchasers hereunder of a majority in interest of the aggregate number of Shares purchased hereunder.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company hereby represents and warrants to the Purchasers that:

          Section 2.1 Organization and Qualification; Subsidiaries. Each of the Company and its subsidiaries is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to conduct its business as currently conducted as disclosed in the SEC Documents. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The only corporations, associations or other entities currently majority owned or controlled, directly or indirectly, by the Company are the entities listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Section 2.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been duly executed by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

          Section 2.3 Capitalization. The authorized capital stock of the Company, as of February 23, 2007, consisted of (a) 90,000,000 shares of Common Stock, of which 37,733,605 shares were issued and outstanding and (b) 10,000,000 shares of Preferred Stock, $0.02 par value per share, none of which have been issued. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued, fully paid, and nonassessable. As of February 23, 2007, options to purchase an aggregate of 2,195,740 shares of Common Stock were outstanding, the Company had obligations to issue 1,038,675 shares of unvested restricted Common Stock upon vesting and 8,486,618 shares of Common Stock were reserved for issuance upon conversion of the Company's outstanding convertible debentures. Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options to purchase, warrants, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company's stock option plans and its employee stock purchase plan.

          Section 2.4 Issuance of Shares. The Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and shall be free from all taxes, liens and charges (excluding taxes, liens or charges created by or through the Purchaser) and will not be subject to preemptive rights or other similar rights of stockholders of the Company. No co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof. The issue and sale of the Shares will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

          Section 2.5 No Conflicts; Government Consents and Permits. (a) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not (i) conflict with or result in a violation of any provision of its certificate of incorporation or bylaws or require the approval of the Company's stockholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (b) The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Shares in accordance with the terms hereof other than such as have been made or obtained, and except for the registration of the Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal and state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq.

          (c) Each of the Company and its subsidiaries has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither of the Company nor its subsidiaries has received any notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          Section 2.6 SEC Documents, Financial Statements. (a) The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC during the 24 months preceding the date of this Agreement, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC's rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). There is no material transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed. All material agreements that were required to be filed as exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 under Item 601 of Regulation S-K (collectively, the "Material Agreements") to which the Company or any of its subsidiaries are a party, or to which the property or assets of the Company or any of its subsidiaries are subject, have been filed or incorporated by reference as exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Each of the Company and its subsidiaries is not in breach of or default under any of the Material Agreements to which it is a party, and to the Company's Knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement, except, in each case, for such breaches or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received a written notice of termination of any of the Material Agreements. Except with respect to the matters covered by the Confidentiality Agreement executed by the applicable Purchaser, the Company confirms that neither it nor any person acting on its behalf has provided any Purchaser or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that each Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.

          (b) As of the date hereof the Company is a well-known seasoned issuer (a "WKSI") and is not an ineligible issuer, each as defined in Rule 405 under the Securities Act. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Purchasers.

          Section 2.7 Absence of Litigation. As of the date hereof, there is no action, suit or proceeding before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company's Knowledge, threatened against the Company or any of its subsidiaries that, if determined adversely would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. To the Knowledge of the Company, as of the date hereof, there is no investigation before or by any court, public board, government agency, self-regulatory organization or body pending or threatened against the Company or any of its subsidiaries that, if determined adversely would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. To the Knowledge of the Company, there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company's Knowledge, the SEC has not issued any such order.

          Section 2.8 Intellectual Property Rights. Each of the Company and its subsidiaries owns or possesses licenses or sufficient rights to use the inventions (patented and non-patented), know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights and any other material intellectual property that it is currently using and that are necessary to enable it to conduct its business as conducted as of the date hereof (the "Intellectual Property"), except for such Intellectual Property the lack of which could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor any of its subsidiaries has infringed the intellectual property rights of third parties and no third party, to the Company's Knowledge and except as disclosed in the SEC Documents, is infringing the Intellectual Property, in each case, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company or any of its subsidiaries bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. As of the date hereof, there is no material claim or action or proceeding pending or, to the Company's Knowledge, threatened, that challenges the right of the Company or any of its subsidiaries with respect to any Intellectual Property. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property.

          Section 2.9 Placement Agent. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.

          Section 2.10 Investment Company. The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          Section 2.11 No Material Adverse Effect. Since December 31, 2006, except as described or referred to in the SEC Documents and except for cash expenditures in the ordinary course of business, there has not been any change in the business, financial condition, results of operations, its assets or liabilities except for any such change that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. No event, liability or development has occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

          Section 2.12 Nasdaq Global Select Market. The issued and outstanding shares of Common Stock are listed on Nasdaq, and, to the Company's Knowledge, there are no proceedings to revoke or suspend such listing. The Company is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future.

          Section 2.13 Acknowledgment Regarding Purchasers' Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company), with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based upon the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          Section 2.14 Accountants. KPMG LLP, who have expressed their opinion with respect to the audited financial statements and schedules that will be included as a part of the Registration Statement, are independent accountants as required by the Securities Act.

          Section 2.15 Insurance. Each of the Company and its Material Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent for a company (i) in the businesses and location in which the Company or the Material Subsidiary, as applicable, is engaged, and (ii) with the resources of the Company or the Material Subsidiary, as applicable, as applicable. Neither the Company nor any of the Material Subsidiaries has received any notice that it will not be able to renew its existing insurance coverage as and when such coverage expires. The Company and its Material Subsidiaries have not received any notice that the Company will not be able to renew its existing insurance coverage at a reasonable cost as and when such coverage expires.

          Section 2.16 Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor, to the Company's Knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any subsidiary, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee; except in the cases of clauses (i),
(ii) and (iv) only, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          Section 2.17 Private Placement. Neither the Company nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares under the Securities Act; provided that no representation or warranty is made pursuant to this
Section 2.17 with respect to the Placement Agent. None of the Company, its subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of Nasdaq.

          Section 2.18 No Registration Rights. No person has the right to (i) prohibit the Company from filing the Registration Statement or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party.

          Section 2.19 Application of Takeover Protections. Assuming that no Purchaser will become an Interested Stockholder within the meaning of Section 203 of the Delaware General Corporation Law or become an Acquiring Person within the meaning of the Company's stockholder rights plan as result thereof, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company's charter documents or the laws of its state of incorporation.

          Section 2.20 Sarbanes-Oxley Act. The Company is in material compliance with all applicable provisions of the U.S. Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations promulgated in connection therewith.

          Section 2.21 Internal Accounting Controls. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Securities Exchange Act of 1934, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) that are designed to provide reasonable assurance that information required to be disclosed in the Company's reports under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures.

          Section 2.22 Taxes. The Company and each of its subsidiaries has timely filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a Material Adverse Effect.

          Section 2.23 No Manipulation of Stock. The Company has not, and to its knowledge no one acting on its behalf has, taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

          Section 2.24 Related Party Transactions. Except with respect to transactions (i) that are not required to be disclosed and (ii) contemplated hereby to the extent any director or executive officer or an Affiliate of any director or executive officer purchases Securities hereunder, all transactions that have occurred between or among the Company, on the one hand, and any of its executive officers or directors, or any Affiliate or Affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents.

          Section 2.25 Disclosure. The representations and warranties of the Company contained herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          Section 2.26 U.S. Real Property Holding Corporation. The Company is not, nor has it ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

          Section 2.27 Insolvency. The Company and its subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section. "Insolvent" means, with respect to any Person (i) the present fair saleable value of the such Person's assets is less than the amount required to pay such Person's total indebtedness, (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature, or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

          Section 2.28 Title. The Company and its subsidiaries have good and marketable title to all real property and good title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects, except for such liens, encumbrances and defects as are disclosed in the SEC Documents, or arise under the credit facilities that have been entered into by the Company and its subsidiaries, or as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Any real property and facilities held under lease by the Company and any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

          Section 2.29 Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          Section 2.30 Employee Relations. Except as disclosed in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement. Except as disclosed in the SEC Documents, no executive officer of the Company has notified the Company that such executive officer intends to leave the Company or otherwise terminate such executive officer's employment with the Company. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          Section 2.31 Subsidiary Rights. Except as set forth in the SEC Documents and except as provided in the credit facilities entered into by the Company and its subsidiaries, the

Company or one of its subsidiaries has the right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by the Company or such subsidiary.

          Section 2.32 Acknowledgement Regarding Purchasers' Trading Activity. It is understood and acknowledged by the Company that, except as provided in
Section 3.11 and subject to compliance by the Purchasers  with  applicable  law,
(i) none of the Purchasers have been asked by the Company or its Subsidiaries to agree, nor has any Purchaser agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) any Purchaser, and counterparties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counterparty in any "derivative" transaction. The Company further understands and acknowledges that, subject to compliance by the Purchasers with applicable law, one or more Purchaser may engage in hedging and/or trading activities at various times during the period that the Shares are outstanding and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, or any of the documents executed in connection herewith.

                                  ARTICLE III
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

          Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

          Section 3.1 Investment Purpose. The Purchaser is purchasing the Shares for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other persons regarding the sale or distribution of such Shares except in accordance with the provisions of
Article VI or except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares (including hedging in respect thereof) except in accordance with the provisions of Article VI or pursuant to and in accordance with the Securities Act.

          Section 3.2 Questionnaires. Purchaser has submitted to the Company a Purchaser Questionnaire and a Registration Statement notice and questionnaire substantially in the form of Exhibit B hereto and such questionnaire shall be accurate and correct when delivered and as of the Closing Date.

          Section 3.3 Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, including Section 4(2) of the

Securities Act and Rule 506 of Regulation D thereunder and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

          Section 3.4 Information. The Purchaser has had the opportunity to review the SEC Documents. At a reasonable time prior to the Offering, the Purchaser has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the SEC Documents. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the SEC Documents and the Company's representations and warranties contained herein.

          Section 3.5 Acknowledgement of Risk. (a) The Purchaser acknowledges and understands that its investment in the Shares involves a significant degree of risk, including, without limitation, (i) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Purchaser may not be able to liquidate its investment; (iii) transferability of the Shares is limited; (iv) in the event of a disposition of the Shares, the Purchaser could sustain the loss of its entire investment; (v) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future and (vi) the "Risk Factors" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006. Such risks are more fully set forth in the SEC Documents;

          (b) The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. The Purchaser is able to bear the economic risk of holding the Shares for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Shares; and

          (c) The Purchaser has, in connection with the Purchaser's decision to purchase Shares, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Shares, relied solely upon the advice of such Purchaser's own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

          Section 3.6 Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares or an investment therein.

          Section 3.7 Transfer or Resale. The Purchaser understands that:


          (a) the Shares have not been and are not being registered under the Securities Act (other than as contemplated in Article VI) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Shares for an indefinite period of time because the Shares may not be transferred unless (i) the resale of the Shares is registered pursuant to an effective registration statement under the Securities Act, as contemplated in
Article VI; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Shares are sold or transferred pursuant to Rule 144;

          (b) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Shares may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

          (c) except as set forth in Article VI, neither the Company nor any other person is under any obligation to register the resale of the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          Section 3.8 Legends. (a) The Purchaser understands the certificates representing the Shares will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares) while a legend is required on such Shares:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THE SHARES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SHARES TO THE EXTENT EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

          Section 3.9 Authorization; Enforcement. The Purchaser has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed by the Purchaser and constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

          Section  3.10   Residency.   The   Purchaser  is  a  resident  of  the
jurisdiction set forth immediately below such Purchaser's name on the signature pages hereto.

          Section 3.11 No Transactions. Between the time the Purchaser learned about the Offering and the public announcement or public disclosure of the Offering pursuant to Section 4.4, the Purchaser has not engaged in any transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, caused any Person to engage in any transactions with respect to the Common Stock.

          Section 3.12 Acknowledgements Regarding Placement Agent. (a) The Purchaser acknowledges that the Placement Agent is acting as the exclusive placement agent on a "best efforts" basis for the Shares being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) the Purchaser has a pre-existing relationship with the Placement Agent, (ii) the Purchaser was contacted regarding the sale of the Shares by the Placement Agent (or an authorized agent or representative thereof) with whom the Purchaser entered into a confidentiality agreement and (iii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising.

          (b) The Purchaser acknowledges that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the Company's SEC Documents and make no representation or warranty to the Purchaser, express or implied, with respect to the Company or the Shares or the accuracy, completeness or adequacy of the Company's SEC Documents or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Purchaser. In addition, the Purchaser acknowledges that it has not relied on information provided by any of such persons but has conducted its own investigation.

          Section 3.13 Review of Schedule 1. The Purchaser acknowledges receipt and review of the information set forth in Schedule 1.

                                   ARTICLE IV
                                    COVENANTS
                                    ---------

          Section 4.1 Reporting Status. The Company's Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period, the Company agrees to use commercially reasonable efforts to timely (or within the periods permitted under Rule 12b-25 of the Exchange Act) file with the SEC all reports required to be so filed under the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

          Section 4.2 Expenses. The Company and each Purchaser is each severally and not jointly liable for, and each will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys' and consultants' fees and expenses.

          Section 4.3 Information. (a) The Company agrees that the financial statements of the Company to be included in any documents filed with the SEC will be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC's rules and instructions for Reports on Form 10-Q), and will fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

          (b) The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information after the date hereof. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

          Section 4.4 Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York local time, on March 8, 2007 the Company shall issue a press release or Form 8-K announcing the signing of this Agreement and describing the material terms of the transactions contemplated by this Agreement, including the contemplated use of proceeds. The Company acknowledges that, after the filing of such Form 8-K or issuance of such press release, the Purchasers will no longer be in possession of material non-public information regarding the Company or the Offering that has been provided by or on behalf of the Company. On or before March 12, 2007, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and the contemplated use of proceeds and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act. The Company shall not publicly disclose any information concerning a Purchaser without the prior written consent of such Purchaser, except for disclosure of the name of such Purchaser and the type and amount of securities of the Company held by such Purchaser in connection with any legal or regulatory filings required to be made by the Company or except as otherwise required by law.

          Section 4.5 Sales by Purchasers. Each Purchaser will sell any Shares held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.

          Section 4.6 Pledge of Shares. The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Purchasers effecting a pledge of the Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement; provided that a Purchaser and its pledgee shall comply with the provisions of this Agreement in order to effect a sale, transfer, or assignment of any such Shares to such pledgee. At the expense of the Purchaser pledging such Shares, the Company hereby agrees to execute and deliver such documentation as pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by a Purchaser.

          Section 4.7 Removal of Legend. The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares (i) following any sale of the Shares pursuant to an effective Registration Statement or Rule 144, (ii) while a registration statement covering the resale of such security is effective under the Securities Act (provided, however, that the Purchaser's prospectus delivery requirements under the Securities Act will remain), or (iii) if such Shares are eligible for sale under Rule 144(k). Following the time a legend is no longer required for the Shares hereunder, the Company will promptly following the delivery by a Purchaser to the Company's transfer agent of a legended certificate representing such securities with notice to the Company, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of any registration statement (the "Effective Date") if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under clause (ii) above, it will, no later than three trading days following the delivery by any Purchaser to the Company's transfer agent of a certificate representing Shares issued with a restrictive legend with notice to the Company, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein. If within three trading days after the receipt by the Company's transfer agent of a legended certificate representing such Shares (the "Delivery Date"), the Company shall fail to issue and deliver to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends, and if on or after such Delivery Date the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock ("Covering Shares") to deliver in satisfaction of a sale by the Purchaser of Shares ("Sold Shares") that the Purchaser anticipated receiving from the Company without any restrictive legend, then the Company shall, within three trading days after the Purchaser's request, pay to the Purchaser in immediately available funds an amount equal to the number of Sold Shares multiplied by the excess, if any, of (x) the Purchaser's total purchase price per share (including brokerage commissions, if any) for the Covering Shares over
(y) the net proceeds per share (after brokerage commissions, if any) received by the Purchaser from the sale of the Sold Shares.

                                   ARTICLE V
                              CONDITIONS TO CLOSING
                              ---------------------

          Section 5.1 Conditions to Obligations of the Company. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to each Purchaser is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

          (a) Receipt of Funds. The Company shall have received immediately available funds in the full amount of the purchase price for the Shares being purchased hereunder from Purchasers acquiring 90% of the aggregate Shares set forth on Exhibit A hereto.

          (b) Representations and Warranties. The representations and warranties made by each Purchaser in Article III shall be true and correct in all material respects, except such representations and warranties that are qualified by materiality or Material Adverse Effect which must be true and correct in all respects, as if they had been made on and as of such date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date.

          (c) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

          (d) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Shares.

          (e) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

          (f) No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

          (g) No Stop Order. No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

          Section 5.2 Conditions to Purchasers' Obligations at the Closing. Each Purchaser's obligation to complete the purchase and sale of the Shares is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

          (a) Representations and Warranties. The representations and warranties made by the Company in Article II that are qualified by materiality (including in the definition of Material Adverse Effect) shall be true and correct in all respects as of the Closing Date as if they had been made on and as of such date and the representations and warranties made by the Company in Article II that are not so qualified shall be true and correct in all material respects as if they had been made on and as of such date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date.

          (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

          (c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.

          (d) Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the Closing Date, from (i) Stinson Morrison Hecker LLP, counsel to the Company, and (ii) the General Counsel of the Company, in substantially the forms attached hereto as Exhibit C-1 and Exhibit C-2, respectively.

          (e) Certificates of the Company. The Company shall have delivered to such Purchaser (i) a certificate of a senior executive officer of the Company, dated the Closing Date, confirming the satisfaction of the conditions set forth in clauses (a) and (b) of this Section 5.2, (ii) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying as to the incumbency and signatures of the officers executing this Agreement and the other documents delivered by the Company under this Agreement and (iii) a good standing certificate of the Company, dated as of a recent date, from the Secretary of State of the State of Delaware.

          (f) Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing one or more certificates representing such number of Shares set forth opposite such Purchaser's name on Exhibit A hereto.

          (g) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

          (h) No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

          (i) No Stop Order. No stop order or suspension of trading shall have been imposed or threatened by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

          (j) Outstanding Shares. The Company shall have delivered to the Purchasers a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

          (k) Listed. The Common Stock shall be designated for quotation or listed on Nasdaq, subject to official notice of issuance.

                                   ARTICLE VI
                               REGISTRATION RIGHTS
                               -------------------

          Section 6.1 Filing of Registration Statement. The Company shall use its reasonable best efforts to (i) file with the SEC and have declared effective a registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") covering the resale of the Registrable Securities no later than 30 days after the Closing Date (the "Filing Date"), provided that to the extent then available to the Company, such Registration Statement shall be an automatic shelf registration statement on Form S-3 and (ii) effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as practicable after the filing thereof.

          Section 6.2 Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to
Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of any Holder shall be borne by such Holder.

          Section 6.3 Registration Defaults. The Company further agrees that, in the event that the Registration Statement (i) has not been filed with the SEC and declared effective within 30 days after the Closing Date or (ii) after the Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective as to all Registrable Securities for which it is required to be effective, other than, in each case, within the time period(s) permitted by Section 6.7(b) (each such event referred to in clauses (i) and (ii), a "Registration Default"), for any thirty-day period (a "Penalty Period") during which the Registration Default remains uncured (which initial thirty-day period shall commence on the fifth Business Day after the date of such Registration Default if such Registration Default has not been cured by such date), the Company shall pay in cash to each Purchaser 1% of such Purchaser's aggregate Purchase Price for such Purchaser's Registrable Securities then held by such Purchaser that are not then permitted to be sold pursuant to the Registration Statement for each Penalty Period during which the Registration Default remains uncured; provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Purchaser as set forth herein, then the commencement of the Penalty Period with respect to such Purchaser described above shall be extended until such time as the Company fails to comply with
Section 6.4(k); provided further, that the amount payable to any Holder hereunder for any partial Penalty Period shall be prorated for the number of actual days during such Penalty Period during which a Registration Default remains uncured; and provided further, that in no event shall the Company be required to pay to any Purchaser pursuant to this Section 6.3 an aggregate amount that exceeds 10% of the aggregate Purchase Price paid by such Purchaser for such Purchaser's Registrable Securities. The amount set forth above shall be the exclusive monetary remedy available to the Holders of Registrable Securities for each Registration Default or a breach of this Agreement that also constitutes a Registration Default (or would constitute a Registration Default except for Section 6.7(b)).

          Section 6.4 Registration Period Covenants. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense, during the Registration Period, the Company shall:

          (a) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws that the Company determines to obtain, continuously effective with respect to a Holder (including, filing any necessary post-effective amendment to the Registration Statement) and to keep such Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities held by such Holder may be sold under Rule 144(k) or (iii) the date that all of the Registrable Securities have been sold by the Holder. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the "Registration Period";

          (b) advise the Holders:

                    (i) within two Business Days when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (ii) within five Business Days of any request by the SEC following the effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (iii) within five Business Days of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                    (iv) within five Business Days of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (v) within five Business Days of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the Registration Statement and prospectus do not contain an untrue statement of material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

          (c) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

          (d) promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

          (e) if a Holder so requests in writing, deliver to each Holder, without charge, other than those documents available via EDGAR, (i) one copy of the following documents: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

          (f) prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, to consent to general service of process in any such jurisdiction or subject itself to taxation in any jurisdiction that it is not now subject, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

          (g) upon the occurrence of any event contemplated by Section 6.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (h) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

          (i) use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange, if any, on which Common Stock issued by the Company is then listed;

          (j) use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144;

          (k) the Company shall, at the time the Shelf Registration Statement is declared effective, cause each Holder that has delivered a properly completed Questionnaire to the Company on or prior to the later of the date hereof or ten
(10) Business Days prior to the time of effectiveness of the Registration Statement to be named as a selling securityholder in the Registration Statement and the related prospectus at the time of effectiveness; and from and after the date the Registration Statement is declared effective the Company shall, upon the later of (x) fifteen (15) Business Days after the date a Questionnaire is delivered or (y) fifteen (15) Business Days after the expiration of any Suspension Period in effect when the Questionnaire is delivered, if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Questionnaire is named as a selling securityholder in the Registration Statement and the related prospectus and, if the Company shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable; and

          (l) to the extent that the final prospectus is not included in the Registration Statement filed with the SEC, by 9:30 am Eastern time on the Business Day following the effective date of the Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

          Section 6.5 Certain Limitations. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

          Section 6.6 Indemnity. (a) To the extent permitted by law, the Company shall indemnify each Holder, its directors, officers, employees and agents
(including each such person who may deemed to be an underwriter under the Securities Act) and each person controlling such Holder or deemed underwriter within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, any amendment or supplement thereof, or issuer free-writing prospectus or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each

Holder and deemed underwriter and each person controlling such Holder or deemed underwriter, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or deemed underwriter specifically for use in preparation of such Registration Statement, prospectus, amendment or supplement, or issuer free-writing prospectus; provided further that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder or deemed underwriter to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities.

          (b) Each Holder will severally, and not jointly, indemnify the Company, each of its directors, officers, employees and agents, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, or any other document incident to any such registration (including any issuer free-writing prospectus), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of the Registration
Statement,   prospectus,   amendment  or  supplement,   or  issuer  free-writing
prospectus. Notwithstanding the foregoing, a Holder's aggregate liability pursuant to this subsection (b) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities giving rise to such claims, losses, damages and liabilities (and actions in respect thereof).

          (c) Each party entitled to indemnification under this Section 6.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld, conditioned or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Indemnified Party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. After notice by the Indemnifying Person to such Indemnified Person of the Indemnifying Person's election to assume the defense of any claim or litigation, the Indemnifying Person shall not be liable to such Indemnified Person for any legal expenses subsequently incurred by such Indemnified Person in connection with the defense thereof.

          (d) If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities as who was not guilty of fraudulent misrepresentation. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, a Holder's aggregate liability pursuant to this subsection (d) shall be limited to the net amount received by the Holder from the sale of Registrable Securities giving rise to such loss, liability, claim, damage or expense (or actions in respect thereof) less all other amounts paid as damages in respect thereto.

          Section 6.7 Additional Covenants and Agreements of the Holders. (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 6.1 until its receipt of notice from the Company that the supplemented or amended prospectus has been filed with the SEC or receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by

Section 6.1 for a period not to exceed 30 consecutive days (each such period, a "Suspension Period") to the extent that the Company determines in good faith that the sale of Registrable Securities under the Registration Statement would be reasonably likely to cause a violation of the Securities Act or Exchange Act or would require disclosure of any material pending acquisition or other corporate transaction and such disclosure would adversely affect the Company; provided, however, that Suspension Periods shall not exceed an aggregate of 60 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period. Holders hereby agree to hold in confidence any communications in response to a notice of, or the existence of any fact or any event giving rise to, the Suspension Period.

          (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing a Registration Statement questionnaire in the form provided by the Company ("Questionnaire"), or as shall be required in connection with any registration referred to in this Article VI.

          (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act, if any, to be satisfied, (ii) not to make any sale of the Registrable Securities to an underwriter or underwriters for reoffering to the public pursuant to the Registration Statement and (iii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

          (e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

          (f) At the end of the Registration Period, the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its removal from registration of the Registrable Securities covered by such Registration Statement which remain unsold.

          (g) Each Holder represents and agrees that, unless it obtains the prior consent of the Company, it will not make any offer relating to the Registrable Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405.

          Section 6.8 Additional Covenants and Agreements of the Company. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities that may not then be resold pursuant to Rule 144(k), the Company shall use its reasonable best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time that it is subject to such reporting requirements); and

          (c) so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

          Section 6.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities, provided, however, that (i) such transfer complies with all applicable securities laws;
(ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees in writing to comply with the terms and provisions of this Agreement, and has provided the Company with a completed Registration Statement questionnaire in such form as is reasonably requested by the Company. Except as specifically permitted by this Section 6.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

          Section 6.10 Waiver of Registration Rights. The rights of any Holder under any provision of this Article VI may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by Holders holding not less than a majority of the Registrable Securities; provided, however, that no consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Section 6 unless the same consideration also is offered to all Holders of Registrable Securities.


                                   ARTICLE VII
                                   DEFINITIONS
                                   -----------

          Section 7.1 Definitions. The following capitalized terms have the following meanings:

           "Affiliate" means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

           "Business Day" means a day Monday through Friday on which banks are generally open for business in New York City.

           "Closing" has the meaning set forth in Section 1.3.

           "Closing Date" has the meaning set forth in Section 1.3. "Common Stock" has the meaning set forth in the introduction.

           "Company" has the meaning set forth in the preamble.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any successor statute.

           "Filing Date" has the meaning set forth in Section 6.1.

           "Final Prospectus" has the meaning set forth in Section 6.6(a).

           "Financial Statements" means the financial statements of the Company included in the SEC Documents.

           "Holder" means any Purchaser holding Registrable Securities or any person to whom the rights under Article VI have been transferred in accordance with Section 6.9 hereof.

           "Indemnified Party" has the meaning set forth in Section 6.6(c).

           "Indemnifying Party" has the meaning set forth in Section 6.6(c).

           "Intellectual Property" has the meaning set forth in Section 2.8.

           "Knowledge of the Company" means the actual knowledge of the executive officers of the Company, after reasonable inquiry.

           "Material Adverse Effect" means a material adverse effect on (a) the business, operations, assets or financial condition of the Company and its subsidiaries, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement.

           "Material Agreements" has the meaning set forth in Section 2.6.

           "Material Subsidiary" means a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

           "Nasdaq" means The Nasdaq Global Select Market.

           "Offering" means the private placement of the Company's Shares contemplated by this Agreement.

           "Penalty Period" has the meaning set forth in Section 6.3.

           "Person" means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

           "Placement Agent" means Banc of America Securities LLC.

           "Purchasers" mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

           "Purchase Price" has the meaning set forth in Section 1.1.

           "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

           "Registrable Securities" means the Shares (including any shares of Common Stock issued in connection with any stock dividend on or any split or subdivision of the Shares); provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and (C) are held by a Holder or a permitted transferee pursuant to Section 6.9.

           "Registration Default" has the meaning set forth in Section 6.3.

           "Registration Expenses" means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the Selling Expenses of any Holder).

           "Registration Period" has the meaning set forth in Section 6.4(a).

           "Registration Statement" has the meaning set forth in Section 6.1.

           "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule.

           "SEC" means the United States Securities and Exchange Commission.

           "SEC Documents" has the meaning set forth in Section 2.6.

           "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

           "Selling Expenses" means all selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

          "Shares" has the meaning set forth in Section 1.1.

          "Suspension Period" has the meaning set forth in Section 6.7(b).

          Section 7.2 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this
Agreement: (i) "or" is not exclusive and "include", "includes" and "including" are not limiting; (ii) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (iii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (iv) references to a Person are also to its permitted successors and assigns; (v) references to an "Article", "Section", "Subsection", "Exhibit" or "Schedule" refer to an Article of, a Section or Subsection of, or an Exhibit or Schedule to, this Agreement; and (vi) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS
                          ----------------------------

          Section 8.1 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdictions other than the State of New York. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York, in each case located in the Borough of Manhattan, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          Section 8.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          Section  8.3  Headings.   The  headings  of  this  Agreement  are  for
convenience of reference only, are not part of this Agreement and do not affect its interpretation.

          Section 8.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

          Section 8.5 Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) and any confidentiality agreement entered into between the Company and a Purchaser solely with respect to such Purchaser (which confidentiality agreement shall continue to be in full force and effect) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          Section 8.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

      If to the Company:  Euronet Worldwide, Inc.
                          4601 College Boulevard
                          Suite 300
                          Leawood, Kansas 66211
                          Facsimile:  (913) 327-1921
                          Attn:  Legal Department

      With a copy to:     Stinson Morrison Hecker, LLP
                          1201 Walnut
                          Suite 2900
                          Kansas City, MO 64106
                          Attn:  John A. Granda
                                 James S. Swenson

          If to a Purchaser: To the address set forth immediately below on Exhibit A hereto. Each party will provide ten days' advance written notice to the other parties of any change in its address.

          Section 8.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.9 hereof.

          Section 8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agent, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as provided in Section 6.6.

          Section 8.9 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          Section 8.10 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          Section 8.11 Equitable Relief. Each Purchaser and each holder of the Shares shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Company recognizes that if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

          Section 8.12 Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive for a period of two years following the date hereof.

          Section 8.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the representations and warranties of, or the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

          Section 8.14 Termination. Without limiting the remedies of the parties hereunder, in the event that the Closing shall not have occurred with respect to a Purchaser on or before five (5) Business Days from and after the date hereof, either the Company or such Purchaser shall have the option to terminate this Agreement, provided that the right to terminate this Agreement shall not be available to (a) the Company if its failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date or (b) such Purchaser if the failure of such Purchaser to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur.

                            [Signature Page Follows]

           IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

                               EURONET WORLDWIDE, INC.


                               By:    /s/ Rick Weller
                                      -------------------------
                               Name:  Rick Weller
                               Title: Chief Financial Officer





                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    S.A.C. Capital Associates, LLC

                                    By:  S.A.C. Capital Advisors, LLC,
                                    Authorized Signatory


                                    By:   /s/ Peter A. Nussbaum
                                       ---------------------------------
                                    Name:  Peter A. Nussbaum
                                    Title:  General Counsel

                                    Address:

                                    FOR PURPOSES OF RESIDENCE AND PRINCIPAL
                                    PLACE OF BUSINESS:
                                    P.O. Box 58
                                    Victoria House
                                    The Valley
                                    Anguilla, BWI

                                    FOR PURPOSES OF MAILINGS OF
                                    CORRESPONDENCE AND CERTIFICATES:
                                    c/o S.A.C. Capital Advisors, LLC
                                    72 Cummings Point Road
                                    Stamford, Connecticut  06902
                                    Attn:  General Counsel
                                    Facsimile:  203-890-2393



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Radcliffe SPC, Ltd. for and on behalf of
                                    the Class A Segregated Portfolio
                                    By: RG Capital Management, L.P.
                                    By: RGC Management Company, LLC


                                    By:   /s/ Gerald F. Stahlecker
                                       ---------------------------------------
                                          (signature)

                                    Gerald F. Stahlecker, Managing Director
                                    ---------------------------------------
                                          (print name and title)

                                    Address:  c/o RG Capital Management, L.P.
                                              3 Bala Plaza - East, Suite 501
                                              Bala Cynwyd, PA  19004

                                    Facsimile:  (610) 617-0580



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Hudson Bay Fund LP
                                    ------------------------------
                                          (investor name)

                                    By:   /s/ Sander Gerber
                                         -------------------------------
                                         (signature)

                                    Sander Gerber, Principal
                                    ------------------------------
                                          (print name and title)

                                    Address:  120 Broadway, 40th Floor
                                              New York, NY  10271

                                    Facsimile:  212-571-1279




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Hudson Bay Overseas Fund LTD
                                    ------------------------------
                                          (investor name)

                                    By:   /s/ Sander Gerber
                                   (signature)

                                    Sander Gerber, Principal
                                    ------------------------------
                                          (print name and title)

                                    Address:  120 Broadway, 40th Floor
                                              New York, NY  10271

                                    Facsimile:  212-571-1279




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                 PURCHASER

                                 AIM EQUITY FUNDS ON BEHALF OF ITS SERIES
                                 PORTFOLIO AIM CAPITAL DEVELOPMENT FUND

                                 AIM FUNDS GROUP ON BEHALF OF ITS SERIES
                                 PORTFOLIO AIM SMALL CAP EQUITY FUND

                                 AIM VARIABLE INSURANCE FUNDS ON BEHALF OF ITS SERIES PORTFOLIOS AIM V.I. CAPITAL DEVELOPMENT FUND AND AIM V.I. SMALL CAP EQUITY FUND

                                       (investor name)


                                 By:   /s/ John M. Zerr
                                       -----------------------------------
                                       John M. Zerr, Senior Vice President

                                 Address:  A I M ADVISORS, INC.
                                           11 Greenway Plaza, Suite 100
                                           Houston, Texas  77046-1173

                                 Facsimile:  713.993.9185




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                  PURCHASER

                                  SMALLCAP World Fund, Inc.,
                                  by Capital Research and Management Company, its investment advisor

                                        (investor name)


                                  By:   /s/ Michael Downer
                                        -------------------------------------
                                        (signature)

                                        Michael Downer, Senior Vice President
                                        and the Secretary
                                        -------------------------------------
                                        (print name and title)

                                  Address: c/o Capital Research and Management Company
                                            333 South Hope Street
                                            Los Angeles, CA  90071

                                  Facsimile:  213-615-0431




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                  PURCHASER

                                  New World Fund,
                                  by Capital Research and Management Company, its investment adviser

                                        (investor name)


                                  By:   /s/ Michael Downer
                                        -------------------------------------
                                        (signature)

                                        Michael Downer, Senior Vice President
                                        and the Secretary
                                        -------------------------------------
                                        (print name and title)

                                  Address: c/o Capital Research and Management Company
                                            333 South Hope Street
                                            Los Angeles, CA  90071

                                  Facsimile:  213-615-0431




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                  PURCHASER

                                  American Funds Insurance Series - New World
                                  Fund, by Capital Research and Management
                                  Company, its investment adviser

                                        (investor name)


                                  By:   /s/ Michael Downer
                                        -------------------------------------
                                        (signature)

                                        Michael Downer, Senior Vice President
                                        and the Secretary
                                        -------------------------------------
                                        (print name and title)

                                  Address: c/o Capital Research and Management Company
                                            333 South Hope Street
                                            Los Angeles, CA  90071

                                  Facsimile:  213-615-0431




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                 PURCHASER

                                 UBS O'Connor LLC fbo O'Connor PIPES Corporate Strategies Master Limited

                                       (investor name)


                                 By:   /s/ Jeff Putman
                                       ---------------------------
                                       (signature)

                                 Jeff Putman (Executive Director)
                                 --------------------------------
                                       (print name and title)

                                 Address:  One North Wacker Drive
                                           Chicago, IL  60606

                                 Facsimile:  312-525-6271




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    UBS O'Connor LLC fbo O'Connor Global
                                    Convertible Arbitrage Master Limited

                                          (investor name)


                                    By:   /s/ Nick Nocerino
                                          ---------------------------
                                          (signature)

                                    Nick Nocerino (Managing Director)
                                    ---------------------------------
                                          (print name and title)

                                    Address:  One North Wacker Drive
                                              Chicago, IL  60606

                                    Facsimile:  312-525-6271




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    UBS O'Connor LLC fbo O'Connor Global
                                    Convertible Arbitrage II Master Limited

                                          (investor name)


                                    By:   /s/ Nick Nocerino
                                          ---------------------------
                                          (signature)

                                    Nick Nocerino (Managing Director)
                                    ---------------------------------
                                          (print name and title)

                                    Address:  One North Wacker Drive
                                              Chicago, IL  60606

                                    Facsimile:  312-525-6271




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Silver Oak Capital LLC
                                          (investor name)


                                    By:   /s/ Joseph R. Wekselblatt
                                          ---------------------------------
                                          (signature)

                                    Joseph R. Wekselblatt, Manager
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  245 Park Avenue
                                              26th Floor
                                              New York, NY  10167

                                    Facsimile:  212-867-6395




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Portside Growth & Opportunity Fund
                                          (investor name)


                                    By:   /s/ Jeffrey C. Smith
                                          ---------------------------------
                                          (signature)

                                    Jeffrey C. Smith, Authorized Signatory
                                    --------------------------------------
                                          (print name and title)

                                    Address:  Ramius Capital Group
                                              666 Third Avenue, 26th Floor
                                              New York, NY  10017

                                    Facsimile:  (212) 201-4578




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                 PURCHASER

                                 Magnetar Capital Master Fund, Ltd.
                                 Magnetar Financial LLC, its investment manager

                                       (investor name)


                                 By:   /s/ Paul Smith
                                       -----------------------------
                                       (signature)

                                 Paul Smith, General Counsel
                                 ------------------------------------
                                       (print name and title)

                                 Address:  c/o Magnetar Financial LLC
                                           1603 Orrington Avenue, 13th Floor
                                           Evanston, Illinois  60201

                                 Facsimile:  847-869-2064




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Mac & Co.

                                          (investor name)


                                    By:   /s/ Karl Brewer
                                          ---------------------------
                                          (signature)

                                    Karl Brewer, Investment Advisor to Purchaser
                                    --------------------------------------------
                                          (print name and title)

                                    Address:  William Blair & Co.
                                              222 W. Adams Street
                                              Chicago, IL  60606
                                              Attn:  Christy Oleson

                                    Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Calhoun & Co. FFC City of Dearborn Policemen and Firemen Revised Retirement Systems

                                          (investor name)


                                    By:   /s/ Karl Brewer
                                          ---------------------------
                                          (signature)

                                    Karl Brewer, Investment Advisor to Purchaser
                                    --------------------------------------------
                                          (print name and title)

                                    Address:  William Blair & Co.
                                              222 W. Adams Street
                                              Chicago, IL  60606
                                              Attn:  Christy Oleson

                                    Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Calhoun & Co. FFC City of Dearborn General
                                    Employees Retirement System

                                          (investor name)


                                    By:   /s/ Karl Brewer
                                          ---------------------------
                                          (signature)

                                    Karl Brewer, Investment Advisor to Purchaser
                                    --------------------------------------------
                                          (print name and title)

                                    Address:  William Blair & Co.
                                              222 W. Adams Street
                                              Chicago, IL  60606
                                              Attn:  Christy Oleson

                                    Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    William Blair Small Cap Growth Fund

                                          (investor name)


                                    By:   /s/ Karl Brewer
                                          ---------------------------
                                          (signature)

                                    Karl Brewer, Investment Advisor to Purchaser
                                    --------------------------------------------
                                          (print name and title)

                                    Address:  William Blair & Co.
                                              222 W. Adams Street
                                              Chicago, IL  60606
                                              Attn:  Christy Oleson

                                    Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Booth & Co. FFC Hartmarx Retirement
                                    Income Trust

                                          (investor name)


                                    By:   /s/ Karl Brewer
                                          ---------------------------
                                          (signature)

                                    Karl Brewer, Investment Advisor to Purchaser
                                    --------------------------------------------
                                          (print name and title)

                                    Address:  William Blair & Co.
                                              222 W. Adams Street
                                              Chicago, IL  60606
                                              Attn:  Christy Oleson

                                    Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                            PURCHASER

                            Booth & Co. FFC Rush University Medical Center Endowment Account

                                  (investor name)


                            By:   /s/ Karl Brewer
                                  ---------------------------
                                  (signature)

                            Karl Brewer, Investment Advisor to Purchaser
                            --------------------------------------------
                                  (print name and title)

                            Address:  William Blair & Co.
                                      222 W. Adams Street
                                      Chicago, IL  60606
                                      Attn:  Christy Oleson

                            Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                               PURCHASER

                               Booth & Co. FFC Rush University Medical Center Pension & Retirement

                                     (investor name)


                               By:   /s/ Karl Brewer
                                     ---------------------------
                                     (signature)

                               Karl Brewer, Investment Advisor to Purchaser
                               --------------------------------------------
                                     (print name and title)

                               Address:  William Blair & Co.
                                         222 W. Adams Street
                                         Chicago, IL  60606
                                         Attn:  Christy Oleson

                               Facsimile:  312.577.0908




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Capital Ventures International
                                    by Heights Capital Management, Inc.
                                    its authorized agent

                                          (investor name)


                                    By:   /s/ Michael Spolan
                                          ---------------------------------
                                          (signature)

                                    Michael Spolan, Counsel
                                    ------------------------------
                                          (print name and title)

                                    Address:  c/o Heights Capital Management
                                              101 California Street, Suite 3250
                                              San Francisco, CA  94111

                                    Facsimile:  415-403-6525




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                              PURCHASER

                              Enable Growth Partners LP

                                    (investor name)


                              By:   /s/ Brendan O'Neil
                                    ---------------------------------
                                    (signature)

                              Brendan O'Neil, Principal and Portfolio Manager
                              -----------------------------------------------
                                    (print name and title)

                              Address:  One Ferry Building, Suite 255
                                        San Francisco, CA  94111

                              Facsimile:  415-677-1580



                              Aggregated Purchase Price:    $8,500,000.00

                              Number of Shares: 340,000



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                               PURCHASER

                               Pierce Diversified Strategy Master Fund LLC, Ena
                                     (investor name)


                               By:   /s/ Brendan O'Neil
                                  ---------------------------------
                                     (signature)

                               Brendan O'Neil, Principal and Portfolio Manager
                               -----------------------------------------------
                                     (print name and title)

                               Address:  One Ferry Building, Suite 255
                                         San Francisco, CA  94111

                               Facsimile:  415-677-1580



                               Aggregated Purchase Price:    $500,000.00

                               Number of Shares: 20,000



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                PURCHASER

                                Enable Opportunity Partners LP

                                      (investor name)


                                By:   /s/ Brendan O'Neil
                                      ---------------------------------
                                      (signature)

                                Brendan O'Neil, Principal and Portfolio Manager
                                -----------------------------------------------
                                      (print name and title)

                                Address:  One Ferry Building, Suite 255
                                          San Francisco, CA  94111

                                Facsimile:  415-677-1580



                                Aggregated Purchase Price:    $1,000,000.00

                                Number of Shares: 40,000



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                               PURCHASER

                               Highbridge International LLC
                               By: Highbridge Capital Management, LLC

                                     (investor name)


                               By:   /s/ Adam J. Chill
                                     ---------------------
                                     (signature)

                               Adam J. Chill, Managing Director
                               --------------------------------
                                     (print name and title)

                               Address: c/o Highbridge Capital Management, LLC 9 West 57th Street, 27th Floor
                                         New York, NY  10019
                                         Attn:  Ari J. Starch/Adam J. Chill

                               Facsimile:  212-751-0755



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Arkansas Teachers Retirement Systems

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    -----------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327



                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Arkansas Public Employees Retirement Systems

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Baptist Health Springhill

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Baptist Health HELP

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Stephens Group, Inc.

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Stephens Investment Holdings, LLC

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Harriet C. Stephens Trust UID March 22, 1984

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                 PURCHASER

                                 Warren and Harriet Stephens Children's Trust
                                 UID September 30, 1987 Jon E.M. Jacoby Trustee

                                 Stephens Investment Management Group, LLC


                                 By:   /s/ Michael W. Nolte
                                       ---------------------------------
                                       Power of Attorney


                                 Michael W. Nolte, Chief Operating Officer
                                 ------------------------------------------
                                       (print name and title)

                                 Address:  111 Center Street
                                           Little Rock, AR  72201

                                 Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    Stephens Small Cap Fund

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327




                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    PURCHASER

                                    St. Vincents Foundation

                                    Stephens Investment Management Group, LLC


                                    By:   /s/ Michael W. Nolte
                                          ---------------------------------
                                          Power of Attorney


                                    Michael W. Nolte, Chief Operating Officer
                                    ------------------------------------------
                                          (print name and title)

                                    Address:  111 Center Street
                                              Little Rock, AR  72201

                                    Facsimile:  501-377-2327






                          SECURITIES PURCHASE AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


                 (1)                                (2)                      (3)            (4)                      (5)

                                                                         Aggregate
                                                                         Number of                       Legal Representative's
                Buyer                   Address and Facsimile Number   Common Shares  Purchase Price  Address and Facsimile Number
                -----                   ----------------------------   -------------  --------------  ----------------------------

AIM Small Cap Equity Fund, a series   A I M Advisors, Inc.                 137,788     $ 3,444,700.00
portfolio of  AIM Funds Group         11 Greenway Plaza, Suite 100
                                      Houston, TX 77046
                                      Attn: Kellie Veazey and Sarah
                                      Burris
                                      Fax: (713) 993-9185

AIM Capital Development Fund, a       A I M Advisors, Inc.                 662,000      16,550,000.00
series portfolio of AIM Equity Funds  11 Greenway Plaza, Suite 100
                                      Houston, TX 77046
                                      Attn: Kellie Veazey and Sarah
                                      Burris
                                      Fax: (713) 993-9185

AIM V.I. Small Cap Equity Fund, a     A I M Advisors, Inc.                  29,040         726,000.00
series portfolio of AIM Variable      11 Greenway Plaza, Suite 100
Insurance Funds                       Houston, TX 77046
                                      Attn: Kellie Veazey and Sarah
                                      Burris
                                      Fax: (713) 993-9185

AIM V.I. Capital Development Fund, a  A I M Advisors, Inc.                 113,000       2,825,000.00
series portfolio of AIM Variable      11 Greenway Plaza, Suite 100
Insurance Funds                       Houston, TX 77046
                                      Attn: Kellie Veazey and Sarah
                                      Burris
                                      Fax: (713) 993-9185

SMALLCAP World Fund, Inc.             c/o Capital Research and             200,000       5,000,000.00  Walt Burkley
                                      Management Company                                               333 So. Hope St.
                                      333 South Hope Street                                            Los Angeles, CA 90071
                                      Los Angeles, CA 90071                                            Fax: (213) 615-0431
                                      Attn: Walter R. Burkley                                          Telephone: (213) 452-2060
                                      Fax: (213) 615-0431

New World Fund, Inc.                  c/o Capital Research and           1,055,000      26,375,000.00  Walt Burkley
                                      Management Company                                               333 So. Hope St.
                                      333 South Hope Street                                            Los Angeles, CA 90071
                                      Los Angeles, CA 90071                                            Fax: (213) 615-0431
                                      Attn: Walter R. Burkley                                          Telephone: (213) 452-2060
                                      Fax: (213) 615-0431

American Funds Insurance Series -     c/o Capital Research and             250,000       6,250,000.00  Walt Burkley
New World Fund                        Management Company                                               333 So. Hope St.
                                      333 South Hope Street                                            Los Angeles, CA 90071
                                      Los Angeles, CA 90071                                            Fax: (213) 615-0431
                                      Attn: Walter R. Burkley                                          Telephone: (213) 452-2060
                                      Fax: (213) 615-0431

UBS O'Connor LLC fbo O'Connor PIPES   One North Wacker Drive               200,000       5,000,000.00  Schulte Roth & Zabel LLP
Corporate Strategies Master Limited   Chicago, IL 60606                                                919 Third Avenue
                                      Attn: Brian Herward                                              New York, New York 10022
                                      Fax: (312) 525-6271                                              Fax: (212) 593-5955
                                                                                                       Telephone: (212) 756-2000
                                                                                                       Attn: Eleazer N. Klein, Esq.
                                                           A-1

UBS O'Connor LLC fbo O'Connor Global  One North Wacker Drive               185,000       4,625,000.00  Schulte Roth & Zabel LLP
Convertible Arbitrage Master Limited  Chicago, IL 60606                                                919 Third Avenue
                                      Attn: Brian Herward                                              New York, New York 10022
                                      Fax: (312) 525-6271                                              Fax: (212) 593-5955
                                                                                                       Telephone: (212) 756-2000
                                                                                                       Attn: Eleazer N. Klein, Esq.

UBS O'Connor LLC  fbo O'Connor Global One North Wacker Drive                15,000         375,000.00  Schulte Roth & Zabel LLP
Convertible Arbitrage II Master       Chicago, IL 60606                                                919 Third Avenue
Limited                               Attn: Brian Herward                                              New York, New York 10022
                                      Fax: (312) 525-6271                                              Fax: (212) 593-5955
                                                                                                       Telephone: (212) 756-2000
                                                                                                       Attn: Eleazer N. Klein, Esq.

Silver Oak Capital, L.L.C.            c/o Angelo Gordon & Co., LP          200,000       5,000,000.00
                                      245 Park Ave., 26th Floor
                                      New York, NY 10017
                                      Attn: Gary Wolf
                                      Fax: (212) 867-6395

Portside Growth and Opportunity Fund  Ramius Capital Group                 400,000      10,000,000.00
                                      666 Thrid Avenue, 26th Floor
                                      New York, NY 10017
                                      Attn: Jeff Smith and Owen
                                      Littman
                                      Fax: (212) 201-4802

Magnetar Capital Master Fund, Ltd     c/o Magnetar Financial LLC           280,000       7,000,000.00  Schulte Roth & Zabel LLP
                                      1603 Orrington Ave., 13th floor                                  919 Third Avenue
                                      Evanston, IL 60201                                               New York, New York 10022
                                      Attn: Paul Smith, General                                        Fax: (212) 593-5955
                                      Counsel                                                          Telephone: (212) 756-2000
                                      (847) 869-2064                                                   Attn: Eleazer N. Klein, Esq.

Mac & Co                              William Blair & Company, LLC          14,796         369,900.00
                                      222 W. Adams St.
                                      Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

Calhoun & Co                          William Blair & Company, LLC           5,410         135,250.00
FFC City of Dearborn Policemen and    222 W. Adams St.
Firemen Revised Retirement Systems    Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

Calhoun & Co                          William Blair & Company, LLC           3,395          84,875.00
FFC City of Dearborn General          222 W. Adams St.
Employees Retirement Systems          Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

William Blair Small Cap Growth Fund   William Blair & Company, LLC         548,973      13,724,325.00
                                      222 W. Adams St.
                                      Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

Booth & Co                            William Blair & Company, LLC           7,047         176,175.00
FFC Hartmarx Retirement Income Trust  222 W. Adams St.
                                      Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

                                                           A-2

Booth & Co                            William Blair & Company, LLC           9,245         231,125.00
FFC Rush University Medical Center    222 W. Adams St.
Endowment Account                     Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908

Booth & Co                            William Blair & Company, LLC          11,134         278,350.00
FFC Rush University Medical Center    222 W. Adams St.
Pension and Retirement                Chicago, IL 60606
                                      Attn: Christy Oleson
                                      Fax: (312) 577-0908
Capital Ventures International        c/o Heights Capital Management       250,000       6,250,000.00
                                      101 California Street, Suite 3250
                                      San Francisco, CA 94111
                                      Attn: Sam Winer
                                      Fax: (415) 403-6525

Capital Ventures International        c/o Heights Capital Management       250,000       6,250,000.00
                                      101 California Street, Suite 3250
                                      San Francisco, CA 94111
                                      Attn: Sam Winer
                                      Fax: (415) 403-6525

Enable Growth Partners LP             One Ferry Building, Suite 225        340,000       8,500,000.00
                                      San Francisco, CA 94111
                                      Attn: Brendan O'Neil
                                      Fax: (415) 677-1580

Pierce Diversified Strategy Master    One Ferry Building, Suite 225         20,000         500,000.00
Fund LLC, Ena                         San Francisco, CA 94111
                                      Attn: Brendan O'Neil
                                      Fax: (415) 677-1580

Enable Opportunity Partners LP        One Ferry Building, Suite 225         40,000       1,000,000.00
                                      San Francisco, CA 94111
                                      Attn: Brendan O'Neil
                                      Fax: (415) 677-1580

Highbridge International LLC          c/o Highbridge Capital               200,000       5,000,000.00
                                      Management, LLC
                                      9 West 57th St., 27th Floor
                                      New York, NY 10019
                                      Attn: Ari J. Storch /
                                            Adam J. Chill
                                      Fax: (212) 751-0755

Arkansas Teachers Retirement Systems  111 Center Street                     22,700         567,500.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Arkansas Public Employees Retirement  111 Center Street                     10,000         250,000.00
Systems                               Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Baptist Health Springhill             111 Center Street                      1,300          32,500.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Baptist Health HELP                   111 Center Street                        870          21,750.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

                                                           A-3

Stephens Group Inc.                   111 Center Street                        250           6,250.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Stephens Investment Holdings, LLC     111 Center Street                      3,500          87,500.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Harriet C. Stephens Trust UID March   111 Center Street                      1,100          27,500.00
22, 1984                              Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

Warren and Harriet Stephens           111 Center Street                        650          16,250.00
Children's Trust UID                  Little Rock, AK 72201
September 30, 1987 Jon E. M. Jacoby   Attn: Michael W. Nolte
Trustee                               Fax: (501) 377-2327

Stephens Small Cap Fund               111 Center Street                      7,100         177,500.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

St. Vincent's Foundation              111 Center Street                        230           5,750.00
                                      Little Rock, AK 72201
                                      Attn: Michael W. Nolte
                                      Fax: (501) 377-2327

S.A.C. Capital Associates, LLC        c/o S.A.C. Capital Advisors, LLC     500,000      12,500,000.00
                                      72 Cummings Point Road
                                      Stamford, CT 06902
                                      Attn: Peter A. Nussbaum,
                                      General Counsel
                                      Fax: (203) 890-2393

Radcliffe SPC, Ltd. for and on behalf c/o RG Capital Management, L.P.      200,000       5,000,000.00
of the Class A Segregated Portfolio   3 Bala Plaza East, Suite 501
                                      Bala Cynwyd, PA 19004
                                      Attn: Gerald F. Stahlecker,
                                      Managing Director
                                      Fax: (610) 617-0580

Hudson Bay Fund LP                    120 Broadway, 40th Floor              90,000       2,250,000.00
                                      New York, NY 10271
                                      Attn: Yoav Roth
                                      Fax: (212) 571-1279

Hudson Bay Overseas Fund LTD          120 Broadway, 40th Floor             110,000       2,750,000.00
                                      New York, NY 10271
                                      Attn: Yoav Roth
                                      Fax: (212) 571-1279


                                                                       EXHIBIT B
                             EURONET WORLDWIDE, INC.

             FORM OF REGISTRATION STATEMENT NOTICE AND QUESTIONNAIRE

    The undersigned beneficial holder of the common stock, $.02 par value, issuable pursuant to the Securities Purchase Agreement dated March 8, 2007 between Euronet Worldwide, Inc. ("Euronet Worldwide, Inc." or "Registrant") and the purchasers named therein (the "Securities Purchase Agreement") (the "Registrable Securities") understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Securities Purchase Agreement. Each capitalized term not otherwise defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

    Each beneficial owner of Registrable Securities is entitled to the benefits of the Securities Purchase Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Securities Purchase Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). In order to be named as a selling securityholder in the related prospectus, each beneficial owner will be required to deliver certain information to be used in connection with the registration statement. Beneficial owners are required to complete and deliver this Notice and Questionnaire in connection with the closing of the Securities Purchase Agreement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Any beneficial owner of Registrable Securities wishing to include its Registrable Securities must deliver to Euronet Worldwide, Inc. at the address set forth herein a properly completed and signed Notice and Questionnaire prior to the closing of the Securities Purchase Agreement. Euronet Worldwide, Inc. has agreed to pay liquidated damages pursuant to the Securities Purchase Agreement under certain circumstances as set forth therein.

    Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

    The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to Euronet Worldwide, Inc. of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Securities Purchase Agreement
    Pursuant to the Securities Purchase Agreement, the undersigned has agreed to indemnify and hold harmless the directors and officers of Euronet Worldwide, Inc. and each person, if any, who controls Euronet Worldwide, Inc. within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

    The undersigned hereby provides the following information to Euronet Worldwide, Inc. and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.   (a)  Full legal name of Selling Securityholder:

          --------------------------------------------------------------

          --------------------------------------------------------------

     (b) Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

          --------------------------------------------------------------

          --------------------------------------------------------------

     (c) Full legal name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

          --------------------------------------------------------------

          --------------------------------------------------------------

2. Address for notices to Selling Securityholder:

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          Telephone:
                    ----------------------------------------------------

          --------------------------------------------------------------

          Fax:
               ---------------------------------------------------------

          --------------------------------------------------------------

          Email:
                --------------------------------------------------------

          --------------------------------------------------------------

          Contact Person:
                          ----------------------------------------------

          --------------------------------------------------------------

3.   Beneficial ownership of Registrable Securities:

     (a)  Number of shares of Registrable Securities beneficially owned:

     (b)  CUSIP No(s). of such Registrable Securities beneficially owned:

4. Beneficial ownership of other securities of Euronet Worldwide, Inc. owned by the Selling Securityholder:

          Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of Euronet Worldwide, Inc. other than the Registrable Securities listed above in Item 3.

     (a)  Type and amount of other securities beneficially owned by the Selling
          Securityholder:

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

    (b)   CUSIP No(s). of such other securities beneficially owned:

          --------------------------------------------------------------

          --------------------------------------------------------------

5.   Relationships with Euronet Worldwide, Inc.:

          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with Euronet Worldwide, Inc. (or its predecessors or affiliates) during the past three years. State any exceptions here:

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

6.   Broker-Dealer Status.

     (a)  Is the Selling Securityholder a broker-dealer?

                    Yes  |_|                    No  |_|

     (b)  If the answer to Item 6(a) is "Yes", you must answer the following:

               State whether the Selling Securityholder obtained the Registrable Securities as compensation for underwriting services, and if so, provide a brief description of the transaction(s).

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

     NOTE:If the Selling Securityholder is a broker-dealer, the Selling
          Securityholder will be identified as an underwriter in the Shelf Registration Statement as required by the Commission staff, unless the Selling Securityholder obtained the Registrable Securities as compensation for underwriting services.

7.   Broker-Dealer Affiliate Status.

     (a)  Is the Selling Securityholder an affiliate of a broker-dealer?

                    Yes  |_|                    No  |_|

               If "Yes", provide the names of broker-dealers with whom the Selling Securityholder is affiliated:

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

     (b)  If the answer to Item 7(a) is "Yes", you must answer the following:

               Did the Selling Securityholder (i) purchase the Registrable Securities in the ordinary course of business and (ii) at the time of the purchase, have no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

               Yes  |_|                    No  |_|

     NOTE: If the Selling Securityholder is an affiliate of a broker-dealer and answered "No" to Item 7(b), the Selling Securityholder will be identified as an underwriter in the Shelf Registration Statement as required by the Commission staff.

8.   Plan of Distribution:

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in
     Item 3 pursuant to the Shelf Registration Statement only as follows: Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate Registrable Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling securityholder for purposes of the prospectus.

          State any exceptions here:
                                     -----------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          --------------------------------------------------------------

          Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of Euronet Worldwide, Inc.

     The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The Selling Securityholder hereby acknowledges its obligations under the Securities Purchase Agreement to indemnify and hold harmless certain persons as set forth therein.

     Pursuant to the Securities Purchase Agreement, Euronet Worldwide, Inc. has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

     In accordance with the undersigned's obligation under the Securities Purchase Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify Euronet Worldwide, Inc. of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Securities Purchase Agreement shall be made in writing at the address set forth below.

     In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to Euronet Worldwide, Inc., the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Securities Purchase Agreement.

     By signing below, the undersigned consents to the disclosure of the information contained herein in, its answers to Items 1 through 8 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Euronet Worldwide, Inc. in connection with the preparation of the Shelf Registration Statement and the related prospectus and any amendments or supplements thereto.

     By signing below, subject to the terms of the Securities Purchase Agreement, the undersigned agrees that if Euronet Worldwide, Inc. notifies the undersigned that the Shelf Registration Statement is not available, the undersigned will suspend use of the prospectus until receipt of notice from Euronet Worldwide, Inc. that the prospectus is again available.

     If the undersigned has provided an email address in Item 2 above, by signing below, the undersigned consents, with respect to all future notices and communications required to be given to the undersigned under the Securities Purchase Agreement, to the giving of such notices and communications to the undersigned by email at such email address set forth in Item 2 above.

     Once this Notice and Questionnaire is executed by the undersigned and received by Euronet Worldwide, Inc., the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of Euronet Worldwide, Inc. and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item 3 above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

     Date:


                                        ---------------------------
                                        Beneficial Owner

                                        By:
                                             ----------------------
                                        Name:
                                             ----------------------
                                        Title:
                                             ----------------------

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
                  QUESTIONNAIRE TO EURONET WORLDWIDE, INC. AT:


                             Euronet Worldwide, Inc.
                             4601 College Boulevard
                                Leawood, KS 66211
                             Attn: Jeffrey B. Newman

                                                                     EXHIBIT C-1

                 FORM OF OPINION OF STINSON MORRISON HECKER LLP
                 ----------------------------------------------

     (i) The execution and delivery of the Securities Purchase Agreement and the issuance of the Shares by the Company and the performance by the Company of its obligations thereunder have been duly authorized, executed and delivered by, and the Securities Purchase Agreement is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, arrangement, moratorium, assignment for the benefit of creditors or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (ii) The Shares have been duly authorized by the Company and, when issued, delivered and paid for in accordance with the Securities Purchase Agreement, will be validly issued, fully paid and non-assessable. The issuance and sale of the Shares is not subject to any preemptive right under the Delaware General Corporation Law or the Company's certificate of incorporation, or the by-laws of the Company or similar contractual rights under any Material Agreements, except for any such preemptive or contractual rights that have been waived.

     (iii)The execution and delivery of the Securities Purchase Agreement and the issuance of the Shares by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Securities Purchase Agreement, as to which no opinion need be rendered) (A) will not result in any violation of the provisions of the charter or by-laws of the Company; (B) will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Material Agreement, or (C) will not result in any violation of any U.S. federal or State of Kansas law or administrative regulation or, to the knowledge of such counsel, administrative or court decree applicable to the Company or any subsidiary.

     (iv) The Company is not, and after giving effect to the offering of the Shares and application of the proceeds will not be, required to register as an "investment company" within the meaning of the Investment Company Act.

     (v) The rights evidenced by such Shares, to the extent provided in the Rights Agreement dated as of March 21, 2003 between the Company and EquiServe Trust Company, N.A., as amended (the "Rights Agreement") have been duly authorized and, when and if issued in accordance with the terms of the Rights Agreement, will have been validly issued.

                                     C-1-1

Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement.


                                     C-1-2

                                                                     EXHIBIT C-2

                     FORM OF OPINION OF THE GENERAL COUNSEL
                     --------------------------------------

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the SEC
Documents and to enter into and perform its obligations under the Securities Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

     (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in SEC Documents and, to the knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

     (v) The authorized capital stock of the company as of December 31, 2006 consisted of 90,000,000 shares of common stock, $0.02 par value, of which 37,245,861 shares were issued and outstanding, and 10,000,000 shares of preferred stock, $0.02 par value, none of which have been issued.

     (vi) After due inquiry, such counsel does not know of any legal or governmental actions, suits or proceedings pending or, to such counsel's knowledge, threatened against or affecting the Company or any of its subsidiaries, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) if such action, suit or proceeding were so determined adversely, would reasonably be expected to adversely affect the consummation of the transactions contemplated by the Securities Purchase Agreement.

     (vii) No consent, approval, authorization or order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the consummation of the transactions contemplated by the issuance and sale of the Shares pursuant to the Securities Purchase Agreement, or the execution, delivery and performance of the Company's obligations under the Securities Purchase Agreement,

                                     C-2-1
except as required under the Securities Act, applicable state securities or blue sky laws (as to which such counsel does not express an opinion) and from the NASD.

     (viii) All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and, to such counsel's knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws.

     (ix) The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and, to such counsel's knowledge, neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

     (x) Except as disclosed in the SEC Documents, the Company and its subsidiaries own or possess sufficient Intellectual Property Rights reasonably necessary to conduct their business as now conducted; and the expected expiration of any of such Intellectual Property Rights would not, singly or in the aggregate, result in a Material Adverse Effect. To such counsel's knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with, and to such counsel's knowledge, there is no infringement of or conflict with, asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, singly or in the aggregate, result in a Material Adverse Effect. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the SEC Documents and are not described in all material respects. To such counsel's knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

     (xi) No stockholder of the Company or any other person has any preemptive right, right of first refusal or, except as disclosed in the SEC Documents, other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the best knowledge of such counsel, otherwise.

     (xii)To such counsel's knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws or any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary or is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any Material Agreement, except in each such case for such violations or Defaults as would not, singly or in the aggregate, result in a Material Adverse Effect.

                                     C-2-1

     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement.



                                     C-2-3

                                   Schedule 1

                           Use of Proceeds Disclosure
                           --------------------------

           The Company currently anticipates using the proceeds from the private placement for future acquisitions and other general corporate purposes. One of the acquisition candidates being considered, which is complimentary to one of the Company's divisions, would represent a significant acquisition for the Company. That particular candidate is running an auction process and the Company is considering whether to submit a bid, which would only be made if it is with a strategic joint venture partner. If such a joint venture is formed and is the successful bidder in that auction, the Company's part of the consideration would include cash and assumption of liabilities and would be funded through a combination of the proceeds of this offering and available cash and potential borrowings. The financial impact of this acquisition on the Company is difficult to predict because it would depend on the purchase price, the cost of any debt acquisition financing, the synergies and other financial benefits from the acquisition and the structure of the joint venture. Accordingly, it is possible that the transaction may be dilutive to the Company's earnings per share in the early term of the investment. There can be no assurance that the Company will make a bid in the auction, or if made, that the Company will be successful in completing the transaction.

           Until the proceeds are utilized as described above, they will be invested in short term investments. Therefore, while so invested and based on current short term interest rates, this offering is not expected to result in dilution to the Company's first quarter 2007 earnings per share as discussed in the Company's press release dated February 20, 2007.



                                     C-2-4